COLONIAL HIGH YIELD SECURITIES FUND

                    Supplement to the April 30, 1998 Prospectus,
                       Revised September 8, 1998 Prospectus

The Fund's Prospectus is amended as follows:

  (1) The last sentence of the fourteenth paragraph and the paragraph Borrowing of Money under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS are revised in their entireties as follows:

(a) Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

(b) Borrowing of Money. The Fund may borrow money from banks, other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33 1/3% of its total assets.

(1) Effective January 25, 1999, Andrea Feingold no longer manages the Fund.

(3) Effective January 25, 1999, the fourth paragraph under the caption HOW THE FUND IS MANAGED is revised in its entirety as follows:

Carl C. Ericson, Senior Vice President, Director and Manager of the Taxable Fixed Income Group of the Advisor, manages the Fund and has managed various other Colonial taxable income funds since 1985.

(4) The paragraph under the caption YEAR 2000 is revised in its entirety as follows:

The Fund's Advisor, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

(5) The last sentence under the caption HOW THE FUND VALUES ITS SHARES is revised in its entirety as follows:

In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

(6) The last sentence of the first paragraph under the caption HOW TO SELL SHARES is revised in its entirety as follows:

To  avoid  delay  in  payment,   investors   are  advised  to  purchase   shares
unconditionally, such as by federal fund wire or other immediately available funds.

(7) The following sentence is added to the paragraph Class A Shares under the caption HOW TO EXCHANGE SHARES:

Exchanges of Class A shares are not subject to a contingent deferred sales charge. However, in determining whether a contingent deferred sales charge is applicable to redemptions, the schedule of the fund into which the original investment was made should be used.


(8) Under the caption TELEPHONE TRANSACTIONS, the first sentence is revised in its entirety and new second and third sentences are added as follows:

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m Eastern Time and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be done by placing a wire order trade through a broker or furnishing a signature guaranteed request.

HY-36/613G-0299                                              January 25, 1999